Exhibit 99.2 Description of slides regarding McLeodUSA's proposed acquisition of Splitrock.

Slide 01

Large McLeodUSA logo and Splitrock logo


Slide 02

McLeodUSA. . .

     Presentation
        Clark McLeod
        Lyle Patrick

     Q & A
        Steve Gray
        Roy Wilkens
        Bill Wilson

McLeodUSA logo            . . .conference participants


Slide 03

A Great Deal. . .

     Consideration
        Stock                           34M (shares)*
        Fixed Exchange Ratio            ($30-31)
        Debt (net)                      $150M
        Enterprise value                2.1B

     Key Terms
        No Cap or Collar Provisions
        Voting Agreement (55% shares)
        3-year Shareholder Agreement
        Purchase Accounting
        Expected Close - 2Q00

*13% Fully Diluted

McLeodUSA logo          . . .accelerating data rollout

Slide 04

McLeodUSA. . . .

[Below this text Local Business Lines, and on the left side of the slide appears a map of the continental United States, showing the 48 states therein. The two letter postal state abbreviation symbols "WA," "OR," "ID," "MT," "WY," "UT," "AZ," "NM," "CO," "KS," "NE," "SD," "ND," "MN," "WI," "IA," "MO," "IL," "IN,"
"OH," "MI," appear in bold type within the respective boundaries of the state which each symbol represents. The following numerical percentages appear within the following states: Michigan "8%," Illinois "31%," Wisconsin "14%," Minnesota "19%," Iowa "43%," Nebraska "1%," South Dakota "30%," North Dakota "26%,"
Wyoming `25%," Colorado "12%,".   Stars and numerical percentages associated
therewith are located in the states of Indiana "7%" and Missouri "37%". The following years appear within the following states: Ohio 2001, Kansas 2000, New Mexico 2000, Arizona 2000, Utah 2000, Oregon 2000, Washington 2000, Idaho 2000 and Montana 2000. Below the map on the left side appears a legend showing a star with the text "Springfield, MO" and "Indianapolis, IN" to its right. Below
the map on the left side appears text "Excludes Tier 1 Markets".   Beside the
map on the right side text is listed with bullet points: High Marketshare Lowest Attrition, 10,000 Mile Network, Best Systems Customer & Network, Brand - 24M Directories]

McLeodUSA logo            . . .great plan, great execution


Slide 05

McLeodUSA.......

     Employees    [arrow pointing right]  8,000(E)
     Geography    [arrow pointing right]  21 States
     Product      [arrow pointing right]  Voice(Local/LD), Data, Directories
     Customer     [arrow pointing right]  670,000(E) Local Lines
     Network      [arrow pointing right]  10,000(E) Inter/Intra Route Miles
     Revenue      [arrow pointing right]  $1 Billion of Revenue*
     EBITDA       [arrow pointing right]  Positive for 8 Quarters

     *4Q(E) Annualized

McLeodUSA logo          . . .explosive growth


Slide 06

M&A, Experienced, Successful. . .

[Merger and Acquisition timeline diagram, starting with the year 1996 continuing until 2000 and showing corporate logos of business acquired or, in the case of Splitrock, proposed to be acquired. Telecom*USA Publishing Company is shown in 1996, Consolidated Communications was is shown in 1997, Dakota Telecommunications Group is shown in 1998, Ovation Communications is shown in 1999, Access is shown in 1999, Splitrock is shown in 2000.]

McLeodUSA logo          . . .integrating, leveraging people and assets


Slide 07

SPLITROCK Next Generation. . .

[Centered in the slide is a diagram of the 48 continental United States and Alaska and Hawaii. Above the diagram is a legend showing ATM POPs - 350.
Inside the Diagram are sporadic dots showing the 350 ATM POPs. Beside the diagram is text listed with bullet points: 90% U.S. Coverage 800 Cities, ATM-to-the-Edge/TM/ All Products All Locations, Peering.]

McLeodUSA logo              . . .data connections company

Slide 08

SplitRock.......
     Employees    [arrow pointing right]  420
     Geography    [arrow pointing right]  50 States
     Product      [arrow pointing right]  Dial, Dedicated Data
     Customers    [arrow pointing right]  Prodigy, InfiNeT, Exodus, Juno, Focal, Enhanced Wholesale
     Network      [arrow pointing right]  Leased, Plus Level 3 IRU
     Revenue      [arrow pointing right]  $95M of Revenue*
     EBITDA       [arrow pointing right]  ($48M)*

*3Q Annualized

McLeodUSA logo            . . .focused on network deployment


Slide 09

Incredible Growth Today. . .

[Two graphs appear below this text. The heading on the graph on the left is "U.S. Revenue." The heading on the graph on the right is "U.S. Bandwidth." The U.S. Revenue graph shows, for the years 1990 to beyond 2005, actual and projected U.S. revenues from combined data and voice communications of about $110 billion in 1990, $170 billion in 1995, $300 billion in 2000, $500 billion in 2005, and over $700 billion before 2010, while U.S. revenues for voice communications above is shown as about $90 billion in 1990, $110 billion in 1995, $160 in 2000, $260 billion in 2005 and over $300 billion in 2010. The
U.S. Bandwidth graph shows, from 1990 to beyond 2005, actual and projected growth of bandwidth for voice communications increasing from about 1/2x in 1990 to nearly 1x before 2010 while the combined growth of bandwidth for voice and data shown as about 1/2x in 1990, 3/4x in 1995, 1 3/4x in 200 and over 5x before 2005. Underneath the two graphs is the text $300 Billion Voice + $300 Billion Data.]

McLeodUSA logo          . . .explosive future growth


Slide 10

Drivers to Growth. . .

        .  People
        .  Time to Market
           .  Assets
           .  350 ATM POPs
           .  Peering
           .  16,000 Mile Network
           .  Systems

McLeodUSA logo            . . .keys to the opportunity


Slide 11

Experienced and Focused. . .

[Organizational chart listing the Chief Executive Office. In the first row in one box is Clark McLeod with his title as Chairman & CEO of McLeodUSA Incorporated his Focus: External. In the second row are two boxes the first is Steve Gray with his title Pres/CEO CLEC Focus: Regional/Retail. The second box lists Roy Wilkens with his title of Pres/CEO Data Focus: National/Data.]

McLeodUSA logo            . . .the formula for execution


Slide 12

Roy Wilkens. . .

 .  President/CEO McLeodUSA Data - January 2000
 .  Founder/CEO WilTel 1985-1997
   .  Completed first transcontinental fiber build
   .  Largest and most respected wholesaler

   . Premier data company in the United States (first nationwide frame relay service)
   .  Acquired by WorldCom 1995 (CEO WilTel and Vice Chairman WorldCom 1995-97)

 .  Appointments
   . National Security Telecommunications Advisory Council (both President Bush and President Clinton)
   .  Past chairman of Comptel
   .  TRA voted Wilkens most influential person (Telecom, last 15 years)

McLeodUSA logo            . . .a leader in telecommunications


Slide 13

Data Architecture. . .

 .  IP Dial/Dedicated
 .  Private Line
 .  ATM
 .  Frame Relay
 .  Voice
 .  Optical Wave
 .  Web Hosting

McLeodUSA logo              . . .ATM-to-the-Edge/TM/


Slide 14

Metcalfe's + Moore's + McLeod's Laws. . .

[Pictured are three bar graphs. Up the left side are the words Different Call Combinations with the numbers 30,000 and 60,000. Along the bottom is the title #ATM POPs (ATMP) with the amounts of 50, 100, and 350. The bar reaches 1,225 above 50, 4,950 above 100, and 61,075 above 350. Above the bar is the following equation: McLeod's Law = ((ATMP - 1) x (ATMP)) divided by 2. Beside the graph on the right is a bullet point with the text More city pair combinations on-net.]

McLeodUSA logo          . . .SPLITROCK, rare and valuable asset

Slide 15

Network Combination. . .

[Centered on the slide is a diagram of the continental United Sates. In dark print are lines connecting McLeodUSA's current switch and fiber routes along with current switch sites. In light print are lines of Splitrock's current fiber route, core sites, hub sites and network centers. To the right of the diagram is a key listing a light star as McLeodUSA's current switch site, a dark star listing McLeodUSA's future switch site, and a dark line listing the fiber route. Below the McLeodUSA key is a key for Splitrock listing light triangle for Core sites, a light circle for hub sites, a light line for fiber route, and a light triangle with a circle around it for the network center. Below this diagram is the text illustration only. Above the diagram is text 26,000 Fiber Miles.]

McLeodUSA logo              . . .a perfect fit

Slide 16

Great Today. . .

   Today
       Advance ATM-to-the-Edge/TM/
       Most Pervasive
       Robust Provisioning & Operating Systems

   1Q2001
       26,000 Miles of Fiber
       SPLT + MCLD/WilTel System Integration

McLeodUSA logo            . . .awesome tomorrow

Slide 17

Benefit of McLeodUSA and Splitrock. . .

In-Region Customer - Retail                     (arrow up) Rev.  (arrow down) Cost
  More Data Products, ATM-to-the Edge/TM/             X                   X
  More Customer Types (S,M,L)                         X                   X
  Product Use Out-of-Region, Travel                   X                   X
  Out-of-Region Termination, Data & Voice             X

Out-of-Region Customers - National Data
  1st, 2nd, 3rd Tier Coverage - 90% USA               X                   X
  All Products, 800 Cities                            X                   X

McLeodUSA logo            . . .both top and bottom line

Slide 18

Lyle Patrick
Chief Financial Officer

McLeodUSA logo

Slide 19

Proforma Combination Scenarios. . .

[Two graphs appear below. The heading of the graph on the left is "Revenue." The heading on the graph to the right is "EBITDA." The graphs show for a ten year period the amounts, that McLeodUSA revenue and EBITDA, and then combined McLeodUSA and Splitrock revenue and EBITDA, are projected to increase. The Revenue graph shows McLeodUSA growing from about $1.2 Billion in year 0 to $4.5 Billion in year 5 and $12 Billion in year 10, while the combined McLeodUSA and Splitrock revenues are shown as about $1.4 Billion in year 0, $5.5 Billion in year 5 and $14 Billion in year 10. The EBITDA graph shows McLeodUSA growing from about $0.1 Billion in year 0 to $1.4 Billion in year 5 and $4.8 Billion in year 10, while the combined McLeodUSA and Splitrock EBITDA are about $0.1 Billion in year 0, $1.7 Billion in year 5, and $5.6 Billion in year 10. Below the graphs on the left side of the slide is the text "Salomon/Smith Barney".]

McLeodUSA logo            . . .current estimates, pre-synergies

Slide 20

Adding Value. . .

   Synergy Opportunity
       Regional Data up 35%
       Voice/Data O&T On-Net
       Regional Capex

   Execution Step Up
       People Focus
       Addressable Market

McLeodUSA logo          . . .accelerating data opportunity

Slide 21

McLeodUSA Opportunity. . .

       Total Telecom Revenue 2009
             $600 Billion

       In-Region, 21 State          $120B

       Out-of-Region wholesale
        National Data Opportunity   $240B
                                    -----

       MCLD Addressable Market      $360B

McLeodUSA logo              . . .tripling in size

Slide 22

Capital Uses. . .

[Two pie graphs appear. The one on the left is Sources, the one on the right is Uses for the years 2000-2002. The Sources chart on the left is $2.5 Billion divided between four different sections. Forstmann Little represents $1 Billion, $900M is Add'l Funding, $400M is Cash, and $200M is Operating Capital*. The footnote beneath the graph indicates: *EBITDA Net of Interest & Working Capital. The Uses graph on the right is $2.5 Billion is divided into four different sections. 16 States require $1.4 Billion, $500M is for SPLT, $400M is for Western States, and $200M is for Ohio.]

McLeodUSA logo          . . .100% plant and equipment


Slide 23

Stock Price Exchange Ratio. . .

[Two line graphs appear.  One listing the Splitrock Daily Closing price:
08/02/99 Through 01/06/00. Numbers, shown as prices, up the left side are even numbers showing "10," "12," "14," "16," "18," "20," "22," "24," "26". Along the
bottom line are the months "Sept," "Oct," "Nov," "Dec," "Jan 2000." The second graph lists Exchange Ratio: 08/02/99 through 01/06/00. Number up the left side shown as Exchange Ratio are listed at "0.30," "0.35," 0.40," 0.45," "0.50,"
"0.55," "0.60". Along the bottom are months with the first letter abbreviation and a day of the week number above it, starting with A 6 and showing a point for each week until J 6 2000. "J 6" is a dot with the words Deal Price 5 day avg.]

McLeodUSA logo              . . .great timing

Slide 24

McLeodUSA and Splitrock. . .

                                  Right Assets

                                Right Management

                                Right Execution

                                   Right Time

McLeodUSA logo            . . .right combination


Slide 25

McLeodUSA Investment of $100. . .

[Two bars representing Shareholder Investment showing an investment in McLeodUSA of $100 in June 96 has grown to a value of $590 in Dec. 99. The Closing price Dec. 31, 1999.]

McLeodUSA logo          . . .first 3.5 years


Slide 26

Large McLeodUSA logo and Splitrock logo